UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event)     August 17, 2004


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)

          Oklahoma                      0-12396                 73-0970298
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


          Enterprise Plaza
         5600 N. May Avenue
            Suite 320
      Oklahoma City, Oklahoma                               73112
(Address of principal executive offices)                  (Zip Code)

                                       N/A
          (Former name or former address, if changed since last report)



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                                THE BEARD COMPANY

                                    FORM 8-K


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibits are filed with this Form 8-K and are identified by the numbers indicated:

Exhibit No.                Description

   99                      Press Release dated August 17, 2004



PRESS RELEASE ANNOUNCING RESULTS FOR SECOND QUARTER AND SIX MONTHS OF 2004

         On August 17, 2004, the Company issued a press release announcing its second quarter and six months results. A copy of the press release is attached hereto as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         THE BEARD COMPANY

                         /s/ Herb Mee, Jr.
                             Herb Mee, Jr., President
August 17, 2004

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EXHIBIT INDEX

Exhibit
  No.      Description                             Method of Filing
-------    -----------                             ----------------

  99       Press Release dated august 17, 2004     Filed herewith electronically